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                                                                   EXHIBIT 10.29

                            APEX ONLINE LEARNING INC.

                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


      This Agreement dated as of December 16, 1999, is entered into by and among Apex Online Learning Inc., a Washington corporation (the "Company"), the entities listed on Exhibit A attached hereto (the "Purchasers") and the existing Shareholders of the Company listed on Exhibit B attached hereto (the "Existing Shareholders") (the Purchaser and the Existing Shareholders are referred to collectively herein as the "Shareholders").

                                    Recitals

      WHEREAS, the Company and the Shareholders desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, (ii) the Shareholders' right of first refusal with respect to certain issuances of securities of the Company,
(iii) certain negative covenants of the Company; and (iv) the continuing representation of the Shareholders on the Board of Directors of the Company.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Certain Definitions.

      As used in Section 2 of this Agreement, the following terms shall have the following respective meanings:

            1.1 "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            1.2 "Common Stock" means the common stock, $0.001 par value per share, of the Company.

            1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            1.4 "Initiating Holders" means the Shareholders initiating a request for registration pursuant to Section 2.1(a), 2.1(b), 2.1(c), or 2.1(d) as the case may be.

            1.5 "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.


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            1.6 "Prospectus" means the prospectus included in any Registration
Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            1.7 "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            1.8 "Registration Expenses" means the expenses described in Section 2.4.

            1.9 "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 3 of this Agreement and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of
Section 5 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

            1.10 "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            1.11 "Selling Shareholder" means any Shareholder owning Registrable Shares included in a Registration Statement.

            1.12 "Shares" shall have the meaning set forth in Section 6 below.

      2. Registration Rights.

            2.1 Required Registrations.

                  (a) At any time after the earlier of (x) July 2, 2002, or six months after the closing of the Initial Public Offering, a Shareholder or Shareholders holding in the aggregate at least 35% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares


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owned by such Shareholder or Shareholders having an aggregate value of at least
$5,000,000 (based on the then current market price or fair value).

                  (b) At any time after the earlier of (x) July 2, 2002, or six months after the closing of the Initial Public Offering, a Shareholder or Shareholders holding in the aggregate at least 50% of the Series B Preferred Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Shareholder or Shareholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

                  (c) At any time after the earlier of (x) July 2, 2002, or six months after the closing of the Initial Public Offering, a Shareholder or Shareholders holding in the aggregate at least 50% of the Series C Preferred Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Shareholder or Shareholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

                  (d) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Shareholder or Shareholders holding in the aggregate at least 1,000,000 of the Registrable Shares then outstanding (as adjusted for stock splits, stock dividends and similar recapitalizations) may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price); provided, that if a Shareholder requests registration at least one year after the Initial Public Offering and the Company is not then eligible to use Form S-3 (or such successor form), the Company shall effect such registration on Form S-1 or Form S-2 (or any successor form).

                  (e) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Shareholders. Such Shareholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Shareholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing under-writer as provided in Section 2.1(f) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register.

                  (f) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a), (b), (c) or (d), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(e). The right of any other Shareholder to include its Registrable Shares in such registration pursuant to Section 2.1(a), (b), (c) or (d), as the case may be, shall be conditioned upon such other Shareholder's participation in such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to


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be underwritten, the number of Registrable Shares to be included in a
Registration Statement filed pursuant to this Section 2.1, shall be reduced pro rata among the requesting Shareholders based on the quotient of (1) the total Registrable Shares to be included in the Registration Statement, divided by (2) the total number of Registrable Shares that requested registration.

                  (g) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to
Section 2.1(a), (b), (c) or (d), subject to the approval of the Company, which approval will not be unreasonably withheld.

                  (h) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a), one registration pursuant to Section 2.1(b) or 2.1(c)or more than three registrations pursuant to Section 2.1(d), provided that, if a registration is effected pursuant to Section 2.1(a), Sections 2.1(b) and 2.1(c) shall terminate immediately. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(h), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Shareholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4).

                  (i) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

            2.2 Incidental Registration.

                  (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Shareholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Shareholder or Shareholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Shareholder or Shareholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Shareholder or Shareholders; provided that the Company shall have the right to postpone or


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withdraw any registration effected pursuant to this Section 2.2 without obligation to any Shareholder.

                  (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Shareholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Shareholder to include its Registrable Shares in such registration pursuant to
Section 2.2 shall be conditioned upon such Shareholder's participation in such underwriting on the terms set forth herein. All Shareholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Shareholders materially greater than the obligations of the Shareholders pursuant to Section 2.5. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Shareholders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Shareholders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a), provided that the number of Registrable Shares permitted to be included therein shall in any event be at least 50% of the securities included therein (based on aggregate market values). If any Shareholder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Shareholders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer or director disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            2.3 Registration Procedures.

                  (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                        (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;


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                        (ii) as expeditiously as possible prepare and file with
the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

                        (iii) as expeditiously as possible furnish to each Selling Shareholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                        (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Shareholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Shareholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                        (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                        (vii) promptly make available for inspection by the Selling Shareholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Shareholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                        (viii) as expeditiously as possible, notify each Selling Shareholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.


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                  (b) If the Company has delivered a Prospectus to the Selling
Shareholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Shareholders and, if requested, the Selling Shareholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Shareholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Shareholders shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Shareholders to such effect, and, upon receipt of such notice, each such Selling Shareholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Shareholder has received copies of a supplemented or amended Prospectus or until such Selling Shareholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 60 days in any 365-day period.

            2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of Initiating Holders holding at least a majority of the Registrable Shares as to which registration was requested (other than as a result of information concerning the business or financial condition of the Company which is made known to the Shareholders after the date on which such registration was requested) and if such Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Shareholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Shareholders to represent the Selling Shareholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Shareholders' own counsel (other than the counsel selected to represent all Selling Shareholders).

            2.5 Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other


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person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Shareholder hereunder shall be limited to an amount equal to the net proceeds to such Shareholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the


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defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Shareholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Shareholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Shareholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Shareholder be liable or responsible for any amount in excess of the net proceeds received by such Shareholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify


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such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

            2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters and the Selling Shareholders with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters and the Selling Shareholders with respect to the Registration Statement.

            2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            2.8 "Stand-Off" Agreement; Confidentiality of Notices. Each Shareholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Shareholder for a period of 180 days following the effective date of a Registration Statement; provided, that:

                  (a) such agreement shall only apply to the Initial Public Offering; and

                  (b) any Shareholder of the Company then beneficially owning (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) at least a majority of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

      The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period.

      Any Shareholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.


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            2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Shareholders holding at least a majority of the Registrable Shares then held by all Shareholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Shareholders are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2 of this Agreement, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Shareholders are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Shareholders and such holders.

            2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            2.11 Termination. All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate seven (7) years after the closing of the Initial Public Offering.

      3. Right Of First Refusal.

                  (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the

Company shall have first complied with this Section 3. The Company shall deliver to the Shareholders a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with each Shareholder (A) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Shareholder (giving effect to the conversion of all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of convertible preferred stock) (the "Basic Amount"), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other Shareholders as such Shareholder shall indicate it will purchase or acquire should the other Shareholders subscribe for less than their Basic Amounts (the "Undersubscription Amount").

                  (b) To accept an Offer, in whole or in part, each Shareholder must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of such Shareholder's Basic Amount that such Shareholder elects to purchase and, if such Shareholder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Shareholder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Shareholders are less than the total of all of the Basic Amounts available for purchase, then each Shareholder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), the Shareholder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Shareholder bears to the total Undersubscription Amounts subscribed for by all Shareholders, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                  (c) The Company shall have 90 days from the expiration of the period set forth in Section 3(b) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Shareholder (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3(c) above), then each Shareholder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Shareholder elected to purchase pursuant to Section 3(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Shareholders pursuant to Section 3(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Shareholders so elect to reduce the number or amount of Offered Securities specified in the Notices of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Shareholders in accordance with Section 3(a) above.

                  (e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, each Shareholder shall acquire from the Company, and the Company shall issue to each Shareholder, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3(d) above if the Shareholders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Shareholders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Shareholders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Shareholders and their counsel.

                  (f) Any Offered Securities not acquired by the Shareholders or other persons in accordance with Section 3(c) above may not be issued, sold or exchanged until they are again offered to the Shareholders under the procedures specified in this Agreement.

                  (g) The rights of the Shareholders under this Section 3 shall not apply to:

                        (1) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                        (2) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred Stock;

                        (3) the issuance of up to the greater of (i) 4,441,208 shares (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) or (ii) 25% of the capital stock of the Company on a fully-diluted basis (assuming the conversion to Common Stock of all convertible securities and the exercise of all outstanding options and warrants), or the grant of options or warrants therefor, including shares issued upon exercise of options outstanding on the date of this Agreement to officers, directors, consultants and employees of the Company or any subsidiary pursuant to the Stock Option Plan or any other plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company (it being understood that any shares subject to options that expire or terminate unexercised shall not count towards the maximum number set forth in this clause
(3));

                        (4) securities issued solely in consideration for the bona fide acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or a majority of the stock or substantially all of the assets or a discrete product line of any other entity;

                        (5) securities issued in connection with bona fide technology licensing, distribution or similar corporate partnering arrangements, provided that any such arrangements are approved by the Company's Board of Directors and are not for equity financing purposes, and further provided, that any options or warrants issued pursuant to such arrangements shall count towards the maximum number set forth in clause (3) above; or

                        (6) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

      4. Restrictions on Transfer.

            4.1 General.

                  (a) Any sale, transfer or other disposition, whether voluntarily or by operation of law ("Transfer") of any of the Shares, as defined in Section 6 below, by a Shareholder, other than according to the terms of this Agreement, shall be void and transfer no right, title, or interest in or to any of such Shares to the purported transferee. For purposes of calculating a Shareholder's pro rata ownership of Shares, all shares of Preferred Stock of the Company shall be deemed to have been converted into Common Stock of the Company.

                  (b) Each Shareholder agrees to present the certificates representing the Shares presently owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

                  "The sale or other disposition of any of the shares represented by this certificate is restricted by a Shareholders Agreement, as amended from time to time, among certain of the shareholders of this corporation and this corporation (the "Agreement"). A copy of the Agreement is available for inspection during normal business hours at the principal executive office of this corporation."

            4.2 Transfer Not Subject to Restrictions.

                  (a) Any Shareholder may Transfer Shares to his spouse or children or to a trust established for the benefit of his spouse, children or himself, or dispose of them under his will, without compliance with Sections 4.3 through 4.6 hereof provided that the transferee delivers to the Company and the Shareholders a written instrument agreeing to be bound by the terms of this Agreement as if it were a Shareholder.

                  (b) The rights of the Company and the Shareholders under Sections 4.4 and 4.5 hereof shall not apply to any pledge of Shares by a Shareholder which creates a mere security interest, provided the pledgee provides the Company and the Shareholders with a written agreement to be bound hereby to the same extent as the pledging Shareholder.

            4.3 Offer of Sale: Notice of Proposed Sale.

      If any Shareholder desires to Transfer any of its Shares, or any interest in such Shares, in any transaction other than pursuant to Section 4.2 of this Agreement, such Shareholder (the "Selling Shareholder") shall first deliver written notice of its desire to do so (the "Notice") to the Company and the other Shareholders, in the manner prescribed in Section 9(d) of this Agreement. The Notice must specify: (i) the name and address of the party to which the Selling Shareholder proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Selling Shareholder proposes to sell or otherwise dispose of (the "Offered Shares"),
(iii) the consideration per Share to be delivered to the Selling Shareholder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction.

            4.4 Company's Option to Purchase.

                  (a) Subject to Section 4.6, the Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such option, no later than 15 days after such Notice is deemed under Section 9(d) hereof to have been delivered to it, by written notice to the Selling Shareholder.

                  (b) In the event the Company does not exercise its option within such 15-day period with respect to all of the Offered Shares, the Company shall, by the last day of such period, give written notice of that fact (the "Shareholder Notice") to the other Shareholders (the "Eligible Shareholders"). The Shareholder Notice shall specify the number of Offered Shares not purchased by the Company (the "Remaining Shares").

                  (c) In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five days after the expiration of such 15-day period or (ii) the date that the Eligible Shareholders consummate their purchase of Remaining Shares under Section 4.5(c) hereof.

                  (d) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Eligible Shareholders exercising their options under Sections 4.4 and 4.5 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Shareholder and the Company and/or the Eligible Shareholders acquiring such Offered Shares.

                  (e) Notwithstanding anything to the contrary herein, neither the Company nor the Eligible Shareholders shall have any right to purchase any of the Offered Shares hereunder unless the Company and/or the Eligible Shareholders exercise their option or options to purchase all of the Offered Shares.

            4.5 Shareholder Option to Purchase.

                  (a) Subject to Section 4.6, the Eligible Shareholders shall have an option, exercisable for a period of 15 days from the date of delivery of the Shareholder Notice, to purchase the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery by each Eligible Shareholder of written notice to the Secretary of the Company. Alternatively, an Eligible Shareholder may within the same 15-day period, notify the Secretary of the Company of its desire to participate in the sale of the Shares on the terms set forth in the Notice, and the number of Shares it wishes to sell.

                  (b) In the event options to purchase have been exercised by the Eligible Shareholders with respect to some but not all of the Remaining Shares, those Eligible Shareholders who have exercised their options within the 15-day period specified in Section 4.5(a) shall have an additional option, for a period of five days next succeeding the expiration of such 15-day period, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Eligible Shareholders that choose to exercise the last-mentioned option for a total number Remaining Shares in excess of the number available, the Remaining Shares available for each such Eligible Shareholder's options shall be allocated to such Eligible Shareholder pro rata based on the number of Shares owned by the Eligible Shareholder so electing.

                  (c) If the option to purchase the Remaining Shares is exercised in full by the Purchaser, the closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five days after the date of such notice to the Purchaser.

            4.6 Failure to Fully Exercise Options; Co-Sale.

                  (a) If the Company and the Eligible Shareholders do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then all options of the Company and the Eligible Shareholders to purchase the Offered Shares, whether exercised or not, shall terminate, but each Eligible Shareholder has, pursuant to Section 4.5, expressed a desire to sell Shares in the transaction (a "Participating Shareholder"), shall be entitled to do so pursuant to this Section. The Company shall promptly, on expiration of the Option Period, notify the Selling Shareholder of the aggregate number of Shares the Participating Shareholders wish to sell. The Selling Shareholder shall use its best efforts to interest the Offeror in purchasing, in addition to the Offered Shares, the Shares the Participating Shareholders wish to sell. If the Offeror does not wish to purchase all of the Shares made available by the Selling Shareholder and the Participating Shareholders, then the Participating Shareholders and the Selling Shareholder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice, a portion of the Shares being sold to the Offeror, in the same proportion as such Selling Shareholder or Participating Shareholders' ownership of Shares bears to the aggregate number of Shares owned by the Selling Shareholder and the Participating Shareholders. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

                  (b) If the Participating Shareholders do not elect to sell the full number of Shares which they are entitled to sell pursuant to Section 4.6(a), the Selling Shareholder shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of its own Shares which equals the difference between the number of Shares desired to be purchased by the Offeror and the number of Shares the Participating Shareholders are entitled to sell pursuant to Section 4.6(a). If the Selling Shareholder wishes to Transfer any such Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Company and the Eligible Shareholders, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Company and the Eligible Shareholders on the same terms and conditions as given the Offeror, and in accordance with the procedures and time periods set forth above.

                  (c) The proceeds of any sale made by the Selling Existing Shareholder without compliance with the provisions of this Section 4 shall be deemed to be held in constructive trust in such amount as would have been due the Participating Shareholders if the Selling Shareholder had complied with this Agreement.

      5. Transfers of Rights; Additional Shareholders. This Agreement, and the rights and obligations of each Shareholder hereunder, may be assigned by such Shareholder to (i) any person or entity to which at least 200,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) are transferred by such Shareholder or (ii) to any partner or stockholder of a Shareholder, and such transferee shall be deemed a "Shareholder" for purposes of this Agreement; provided, that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby. The Purchaser shall have the right to require that the Company, as a term of the issuance of stock of the Company to any additional shareholder, require such shareholder to agree to the terms of
Section 5 of this Agreement to the same extent as if such shareholder were a "Shareholder" hereunder; provided, that any party to whom securities are issued pursuant to a transaction described in Section 3(g) above shall not be required to enter into this Agreement if such issuance does not result in a majority of the capital stock of the Company on a fully-diluted basis (assuming the conversion to Common Stock of all convertible securities and the exercise of all outstanding options and warrants) being held by parties other than the Shareholders.

      6. Shares. As used in this Agreement, the term "Shares" shall mean all shares of capital stock of the Company held by a Shareholder, whether now owned or subsequently acquired.

      7. Termination. This Agreement shall terminate in its entirety on the earliest of (a) the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $30,000,000 of gross proceeds to the Company at a minimum price to the public of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events), or (b) the sale of all or substantially of the assets or business of the Company, by merger, sale of assets or otherwise.

      8. Voting of Shares.

                  (a) The parties hereto acknowledge and agree that Vulcan Ventures Incorporated has the right to elect a director of the Company in accordance with the provisions of the Certificate of Designation establishing the Series A Preferred.

                  (b) The parties hereto acknowledge and agree that Edison Schools Inc. has the right to designate and elect a director of the Company in accordance with the provisions of the Certificate of Designation establishing the Series B Preferred.

                  (c) The parties hereto acknowledge and agree that Warburg, Pincus Equity Partners. L.P. and its affiliates (as defined in Section 7.9 of the Certificate of Designation establishing the Series C Preferred) has the right to designate and elect a director of the Company in accordance with the provisions of the Certificate of Designation establishing the Series C Preferred.

      9. General.

                  (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington (without reference to the conflicts of law provisions thereof).

                  (d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day, delivery, in each case to the intended recipient as set forth below:

      If to the Company, at 110 110th Avenue N.E., Suite 210, Bellevue, Washington 98004, Attention: President, Facsimile: (425) 468-6501, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to Lawrence J.

Steele, Esq., Foster Pepper & Shefelman PLLC, 1111 Third Avenue, Suite 3400, Seattle, Washington 98101, Facsimile: (206) 749-1957; or

      If to a Shareholder, at its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by the Shareholder.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter including, without limitation, the Shareholders Agreement, dated as of July 2, 1999, by and among the Company and the Existing Shareholders.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and all of the Shareholders. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (i) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.


                            [Signature pages follow.]

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.


                                    COMPANY:

                                    APEX ONLINE LEARNING INC.


                                    By      /s/ Sally G. Narodick
                                        -------------------------------------
                                        Sally G. Narodick, President

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.


                                    SHAREHOLDERS:

                                    VULCAN VENTURES INCORPORATED


                                    By:     /s/ William D. Savoy
                                        -------------------------------------
                                        Name:  William D. Savoy
                                        Title:  Vice President

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                    SHAREHOLDERS:

                                    EDISON SCHOOLS INC.


                                    By:     /s/ H. Christopher Whittle
                                        -------------------------------------
                                        H. Christopher Whittle,
                                        President

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                    SHAREHOLDERS:

                                        /s/ Paul G. Allen
                                    -------------------------------------
                                    Paul G. Allen

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                    SHAREHOLDERS:

                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                    By:     /s/ Stephen Distler
                                        -------------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS I, C.V.


                                    By:     /s/ Stephen Distler
                                        -------------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS II, C.V.


                                    By:     /s/ Stephen Distler
                                        -------------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS III, C.V.


                                    By:     /s/ Stephen Distler
                                        -------------------------------------
                                        Name:
                                        Title:

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                    SHAREHOLDERS:

                                    MAVERON EQUITY PARTNERS, L.P.
                                    By MAVERON GENERAL PARTNER, LLC, its
                                    general partner


                                    By:     /s/ Dan Levitan
                                        -------------------------------------
                                        Name:  Dan Levitan
                                        Title:  Manager

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SHAREHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                    SHAREHOLDERS:

                                    KAPLAN EDUCATIONAL CENTERS, INC.


                                    By:     /s/ Robert Greenberg
                                        -------------------------------------
                                        Name:  Robert Greenberg
                                        Title:  Executive Vice President

                                    EXHIBIT A

                                   PURCHASERS

Investor Name and Address                        Number of Shares    Purchase Price
-------------------------                        ----------------    --------------
Warburg, Pincus Equity Partners, L.P.                2,170,750        $14,174,998
466 Lexington Avenue
New York, N.Y.  10017
Attention:  Stephen Distler
Facsimile:  (212) 878-9351

      with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue
New York, N.Y.  10019
Attention:  Steven J. Gartner
Facsimile:  (212) 728-8111

Warburg, Pincus Netherlands Equity Partners I,          68,913        $   450,002
C.V.
466 Lexington Avenue
New York, N.Y.  10017
Attention: Stephen Distler
Facsimile:  (212) 878-9351

      with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue
New York, N.Y.  10019
Attention:  Steven J. Gartner
Facsimile:  (212) 728-8111

Warburg, Pincus Netherlands Equity Partners II,         45,942        $   300,001
C.V.
466 Lexington Avenue
New York, N.Y.  10017
Attention: Stephen Distler
Facsimile:  (212) 878-9351

      with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue
New York, N.Y.  10019
Attention:  Steven J. Gartner
Facsimile:  (212) 728-8111

Warburg, Pincus Netherlands Equity Partners             11,485        $    74,997
III, C.V.
466 Lexington Avenue
New York, N.Y.  10017
Attention: Stephen Distler
Facsimile:  (212) 878-9351

      with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue
New York, N.Y.  10019
Attention:  Steven J. Gartner
Facsimile:  (212) 728-8111

Maveron Equity Partners, L.P.                          306,279        $ 2,000,000
By Maveron General Partner, LLC
800 Fifth Avenue, Suite 4100
Seattle, Washington 98104
Attention:  Dan Levitan, Manager
Facsimile:  (206) 470-1150

Vulcan Ventures Incorporated                           306,279        $ 2,000,000
110 - 100th Avenue N.E., Suite 550
Bellevue, Washington 98004
Attention:  Bert Hogue
Facsimile:  (425) 453-1985

Kaplan Educational Center, Inc.                        153,139        $ 1,000,000
888 Seventh Avenue
New York, N.Y.  10106
Attn:  Robert Greenberg with a copy to
Veronica Dillon
Telephone:  212-492-5825
Facsimile:  212-489-2301

                                    EXHIBIT B

                                  SHAREHOLDERS


Paul G. Allen                 110 110th Avenue N.E.
                              Suite 550
                              Bellevue, WA 98004
                              Attention: Ed Harris
                              Telecopy: (425) 453-1985

Vulcan Ventures Incorporated  110 110th Avenue N.E.
                              Suite 550
                              Bellevue, WA 98004
                              Attention: Ed Harris
                              Telecopy: (425) 453-1985

Edison Schools Inc.           521 Fifth Avenue
                              15th Floor
                              New York, NY 10175
                              Attention:  Christopher Cerf, Esq.
                              Telecopy: (212) 419-1604